Exhibit 99.1

Issuer Free Writing Prospectus

Filed pursuant to Rule 433

Registration No. 333-207460

December 10, 2015

NANOSPHERE

COMPANY OVERVIEW

Nanosphere, Inc. (the “Company”) has filed a registration statement (including a preliminary prospectus) with the U.S. Securities and Exchange Commission (the “SEC”) for the offering to which this presentation relates. Before you invest, you should read the prospectus in that registration statement and other documents the Company has filed with the SEC for more completion information about the Company and this offering. You may obtain these documents free of charge by visiting the SEC’s online database (EDGAR) on the SEC’s website at www.sec.gov. The Company’s registration statement on Form S-1 containing the preliminary prospectus, dated December 10, 2015, is available at the following link:

http://www.sec.gov/Archives/edgar/data/1105184/000119312515399534/0001193125-15-399534-index.htm

Alternatively, you may obtain a copy of the preliminary prospectus and any other publicly available documents from the Company’s website at http://www.nanosphere.us/investors/sec-filings or from H.C. Wainwright & Co. at placements@hcwco.com or by calling 212-356-0500.

NANOSPHERE COMPANY OVERVIEW

FORWARD-LOOKING STATEMENTS

historical This presentation facts, included contains in forward-looking this presentation statements regarding our about strategy, us and future our industry operations, that involve future financial substantial position, risks and future uncertainties. net sales, projected All statements, expenses, other products’ than statements placements, of in performance particular and and the acceptance, relative performance prospects and of other plans and market management’s participants objectives, are forward-looking as well as statements. the growth of These the overall statements market involve for our known products and unknown in general risks, and certain uncertainties products and other looking factors statements. that may cause our actual results, levels of activity, performance or achievement to be materially different from those expressed or implied by the forward-“would,” In some cases, “should,” you can “could,” identify “can,” forward-looking “predict,” “potential,” statements “continue,” by terms “objective,” such as “anticipate,” or the negative “believe,” of these “estimate,” terms, “expect,” and similar “intend,” expressions “may,” intended “might,” to “plan,” identify “project,” forward-looking “will,” are statements. based on However, assumptions not and all forward-looking subject to risks statements and uncertainties. contain Given these these identifying uncertainties, words. These you should forward-looking not place undue statements reliance reflect on these our current forward-looking views about statements. future events Actual and events or results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors.

These update forward-looking any of these forward-looking statements represent statements our to estimates reflect circumstances and assumptions or events only as that of the occur date after hereof. the statement Unless required is made by or U. to S. federal conform securities these statements laws, we do to not actual intend results. to subsequent The following quarterly presentation reports should on Form be viewed 10-Q. Our in conjunction actual results with may the differ consolidated materially financial from those statements anticipated and notes in these thereto forward-looking appearing in statements our Annual as Report a result on of Form various 10-K factors, and including but not limited to:

•

or inaccurate failure of estimates the market of for the these potential products market to size grow for as our anticipated, products (including the hospital lab market in general and the blood stream infection (BSI) market in particular) the predictive past performance of our future of results other companies in the manner (such we as believe Cepheid) them which to be, we believe to have been in a market position analogous to where we believe we are now may not be our meningitis analysis MDx of who product our competitors markets) and have our been, predictions who they of relevant are now future and who performance they will be may in the be inaccurate, future (particularly in the BSI, enteric, extended tuberculosis and comparisons of actual financial results for another company to what we predict will be our future financial results may be inapposite,

•	predictions of when “breakeven customer base” is achieved and its relationship to our cash flow position, needs and “burn” may prove to be inaccurate,
•	entrance of other competitors or other factors causing us to lose competitive advantage in the sample-to-result MDx market,
•	a lack of commercial acceptance of the Verigene System, its array of tests, and the development of additional tests, which could negatively affect our financial results,
•

failure ability to of sell third-party our products, payors to reimburse our customers for the use of our clinical diagnostic products or reduction of reimbursement levels, which could harm our which failure could of our cause products lost revenue, to perform delayed as expected or reduced or to obtain market certain acceptance approvals of our or products, the questioning increased of the costs reliability and damage of the to technology our reputation, on which our products are based, our inability to manage our anticipated growth, constraints or inefficiencies caused by unanticipated acceleration and deceleration of customer demand, and

2
•	those set forth under “Risk Factors” in our Annual Report on Form 10-K.

NANOSPHERE COMPANY OVERVIEW

OUR MISSION

Enhance Medicine Through Targeted & Flexible Diagnostics

•	Improve Patient Care

o Save lives o Decrease morbidity o Reduce spread of antibiotic resistance

•	Lower Costs to the Healthcare System

o Shorter length of stay o Antibiotic savings o Demonstrated economic outcomes o Minimize unnecessary testing

•	Deliver Exceptional Customer Service

o Value to lab / clinician / administration o Customer-based development

NANOSPHERE COMPANY OVERVIEW

WHY WE BELIEVE WE WILL SUCCEED

Installed Base

o Over 300 U.S. microbiology customer placements and growing o Leverage through expanding menu

Reliable and Versatile Technology

o Clinical evidence validates exceptional performance o Detection of organism and drug resistance, proteins o Flexible reporting enables lab to respond to clinician needs

Financial Strengths

o Flex Pricing to address customer demand o Competitive cost advantage

NANOSPHERE COMPANY OVERVIEW

TWO MAIN DRIVERS OF MDX MARKETS

Need for more timely Need to address Need and cost-effective costly and complex results disease states

High Count Sample-To-

Product Feature Multi-

Result

Plexing

Conversion of traditional culture-based methods to molecular will be driven by the need for rapid and clinically actionable results that will either improve outcomes or improve economics

ACCOUNTABLE CARE

NANOSPHERE COMPANY OVERVIEW

PROGRESS AND FUTURE DRIVEN BY PROPRIETARY MARKETS

Nanosphere’s Proprietary Markets (2011-2015)

RP Flex

$1B (~$400M)

Over $1B of

Proprietary Markets RP Flex Size in 2015

$750M

Market Enteric (~$400M) Enteric (~$400M)

Proprietary $500M Enteric

BSI (~$300M) BSI (~$300M) BSI (~$300M) BSI (~$300M) $250M

[NSPH Had No BSI Proprietary Markets]

2011 2012 2013 2014 2015

NANOSPHERE COMPANY OVERVIEW

EXPANDING MENU & CUSTOMER BASE

	Regulatory Status		Est. Ann.	
Microbiology Menu	**FDA**	**CE IVD**	**Rev/Cust**	**Market Dynamics**
Respiratory Panel	✓	✓	$70 K	*Flex*™ Capability
BSI - Gram Positive	✓	✓	$50 K	Proprietary - Accuracy
C. difficile	✓	✓	$30 K	Competitive - Price Competitive
BSI - Gram Negative	✓	✓	$30 K	Proprietary - Accuracy
Enteric Panel	Launched Q1 2015		$70 K	New Market - Proprietary
Total Microbiology Menu			$250 K

NANOSPHERE COMPANY OVERVIEW

SEPSIS: ACUTE AND GROWING PROBLEM

Delayed Diagnosis &

Cost

Intervention

Mortality

BSI is the most costly As each hour passes reason for U.S. 16.5% without targeted inpatient (Eight times higher intervention, hospitalization than any other BSI causes an 8%

($15.4B annually) diagnosis) increase in mortality

Antibiotic Outcomes Benefit of Solution: Economic Stewardship Reduce Mortality

Source: Ly, et al., Therapeutics and Clinical Risk Management, Jun 2008, 4(3):637-640 and Elixhauser, et al, AHRQ, Statistical Brief #122, Oct 2011.

8

NANOSPHERE COMPANY OVERVIEW

MICROBIOLOGY TEST REQUIREMENTS

•	Targeted AND Multiplexed (Flexible)

o Multiple infectious target identification & resistance o Clinically actionable result

•	Accurate

o >95% sensitivity o >95% specificity

•	Fast

o Rapid turnaround time

•	Easy to Use

o Sample-to-result

•	On Demand

o Random access

•	Moderate Complexity

9

VERIGENE® IMPACT

NANOSPHERE COMPANY OVERVIEW

Traditional Blood Culture Workflow


Blood Culture
and Gram Stain
Samples Plated for Sub-Culture
Resistance Testing
Culture
Results
Hours
12
15
24
48

Verigene Workflow

- The Verigene Workflow provides identification and resistance information 2-2.5 hours after the Gram stain, or at ~ hour 15


Blood Culture
and Gram Stain
BC-GP &
BC-GN
Results
Hours
12
15
24
48

Verigene enables patients to be placed on appropriate antibiotics <u>days</u> faster which leads to decreased length of stay and better outcomes

NANOSPHERE COMPANY OVERVIEW

VERIGENE CHANGES THE GAME

Saves Last Line

Saves Money Therapies

Saves Lives

Recent study by UF Shands New Hanover Regional

Medical Center: 80% reduction in

21.7	day reduction in 60 hour reduction to I.C.U. mortality

Length of stay/patient discontinuation of from 47.8%

unnecessary therapy to 9.5%

$61,000 reduction in and $115K annual

cost/patient pharmacy savings

Benefit of Solution: Economic Antibiotic Outcomes

Stewardship Reduced Mortality

Sources: Sango, et al. A stewardship approach to optimize antimicrobial therapy through use of a rapid microarray assay on blood cultures positive with

Enterococcus species. J. Clinical Microbiology, 2013 September 23, 01951-13.

McNabb et al. Results of Rapid Identification of Gram-Positive Bacteria Combined with Rapid Pharmacy Notification and Treatment in a 11

Community Hospital Healthcare System. Poster presented at 2015 Making A Difference in Infectious Diseases (MAD-ID) Conference in

Orlando, Florida.

NANOSPHERE COMPANY OVERVIEW

VERIGENE IMPACT IN COMMUNITY HOSPITALS

Scripps Memorial Hospital1

•	25.3 hour reduction in time to optimal therapy
•	5.1 day length of stay reduction
•	$10,547 reduction in hospital costs per patient

Blount Memorial Hospital2

•	21.0 hour reduction in time to optimal therapy
•	3.5-day ICU length of stay reduction
•	$600,000 cost savings per year

1IDWeek 2014 Poster 2ICAAC 2014 Poster

NANOSPHERE COMPANY OVERVIEW

COMPETITIVE ADVANTAGES

Rapid Blood Culture Testing Benefits

✓ **Reduce Mortality:** Each hour that appropriate antimicrobial treatment is delayed, a sepsis patient's mortality rate increases by 7.6% (1)

✓ **Reduce Hospitalization Costs:** Implementing rapid results reporting for *S. aureus* blood cultures can lead to an average 6.2-day reduction in length of stay and a $21,387 reduction in costs per *S. aureus*-infected patient (2)

✓ **Antimicrobial Stewardship:** Rapid *mecA* reporting for patients with *S. aureus* bacteremia results in a 25.4-hour reduction in the time to optimal antimicrobial therapy (3)

✓ **Reduce the Impact of Contaminants:** Patients with false-positive blood culture results triggered by contaminants such as *S. epidermidis* have hospitalization costs $8,750 higher than true negative blood culture patients (4)

Versus BioFire

- Nanosphere direct detection (no PCR) provides for accuracy in both sensitivity and specificity required for critical therapeutic change
  - BioFire's PCR-based approach results in higher risk of false positives as advised to their customers in the below Field Safety Corrective Action
- Clinically relevant design: assay designed to be based on gold standard Gram stain
  - BioFire charges for results not indicated by gold standard results in an additional cost of ~ $50/test

Wade Stevenson
Vice President of Sales and Marketing
BioFire Diagnostics, LLC
Salt Lake City, UT 84108

BIOFIRE

URGENT: Field Safety Corrective Action
Risk of false positive *Pseudomonas aeruginosa* and *Enterococcus* results using
FilmArray Blood Culture Identification Panel
(Part No.: RFIT-ASY-0109 and RFIT-ASY-0114) with
bioMérieux BacT/ALERT SN Standard Anaerobic Blood Culture Bottles (Catalog Number 259790)

May XX, 2014

Dr. Who
123 Anystreet
Anytown, USA, 12345

Dear Dr XXX,

The purpose of this letter is to inform you that BioFire has identified an increased risk of false positive results when the FilmArray Blood Culture Identification (BCID) Panel is used with bioMérieux BacT/ALERT Standard Anaerobic (SN) blood culture bottles. False positive results have been observed for *Pseudomonas aeruginosa* and *Enterococcus*.

Working together, BioFire and bioMérieux have determined the most probable cause for this risk is the presence of nucleic acid from non-viable organisms in BacT/ALERT SN blood culture bottles. The presence of non viable organism does not compromise the intended function of the bioMérieux blood culture bottles (culturing viable microorganisms). However, the FilmArray BCID panel detects nucleic acid from viable and non-viable organisms alike. Observed false positives are typically seen as multiple positives with the FilmArray BCID Panel because a positive culture is a prerequisite to a BCID test.

If the BCID Panel is used to test BacT/ALERT SN bottles, positive results for *Pseudomonas aeruginosa* and *Enterococcus* should be confirmed by another method prior to reporting the test results.

(1) Kumar et al. 2006. Crit Care Med 34:1589-96.
(2) Bauer et al. 2010. Clin Infect Dis 51:1074-80.
(3) Carver et al. 2008. J Clin Microbiol 46:2381-83.
(4) Zwang and Albert 2006. J Hosp Med 1:272-76.

NANOSPHERE COMPANY OVERVIEW

SUPERBUGS ARE MAKING HEADLINES

NANOSPHERE COMPANY OVERVIEW

EMERGENCE OF CARBAPENEM-RESISTANT

ENTEROBACTERIACEAE (CRE)

15

Source: M. McKenna. Nature. Vol 499. 25 July 2013.

NANOSPHERE COMPANY OVERVIEW

CDC LANDMARK RECOMMENDATIONS

•	Burden and Threat Posed by Antibiotic-Resistant Infections

o Drug resistant infections are a threat to human and economic health o Overuse of antibiotics is the single most important factor o > 10 million deaths per year by 2050 due to antimicrobial resistance1 o Urgent action is needed NOW by everyone who uses antibiotics

•	Four Core Actions Must Be Taken

o Avoid infections o Track infections o Improve antibiotic stewardship and use o Development and implementation of drugs and DIAGNOSTIC TESTS

•	Nanosphere

o Right place (point-of-need) o Right time (faster than conventional methods) o Right results (ONLY test on market to detect top 5 genes associated with CRE)

(1)	The Review on Antimicrobial Resistance: Commissioned Report by the UK Government and the Wellcome Trust

NANOSPHERE COMPANY OVERVIEW

SOLVING THE ENTERIC PROBLEM

•	Large Market Opportunity

o 3.7 million U.S. emergency department visits in 2010 for unknown gastrointestinal symptoms of bacterial or viral pathogens o 1.3 million resulted in hospitalizations

•	Costly to the Healthcare System

o U.S. patients suffering from gastrointestinal infections cost the healthcare system over $6.0 billion o $1.8 billion in inpatient stays in 2010

•	Verigene Sensitivity and Specificity

o Allow for more efficient and timely rule-in and rule-out o Potential to eliminate significant number of hospital admissions and unnecessary testing

Source: Healthcare Cost and Utilization Project. Statistical Brief #150. http://www.hcup-us.ahrq.gov/reports/statbriefs/sb150.jsp. Accessed March 14, 2014.

NANOSPHERE COMPANY OVERVIEW

VERIGENE FLEX SYSTEM

•	One Instrument
•	One Consumable
•	Room Temperature
•	Optimal Footprint
•	Reduced Assay Time
•	Easy Workflow

NANOSPHERE COMPANY OVERVIEW

VERIGENE FLEX SYSTEM

•	Compact

o Each instrument is equivalent to 1 Reader and 6 SPs

•	Hands-off Sample-to-Result

o All processing and analysis occurs in the same box

•	Single Consumable Design

VERIGENE FLEX SYSTEM

Current Verigene System Next Generation Verigene System

Competitive Best-in-Class

High multiplexed ? One step sample-to-result ? Accurate ? Flexibility / Cost per test ? Flexible ? Consolidates consumables ? Easy to use ? Room temperature stability ? On demand ? Optimal footprint Moderate complexity ? Best-in-class interface

NANOSPHERE COMPANY OVERVIEW

GLOBAL COMMERCIAL STRATEGY

•	U.S. Direct Sales Force

o Productivity now Driving Execution

•	Placement penetration
•	Contract time to live implementation
•	Accelerate contract conversion Purchase/Rental
•	Drive menu through current customer base

o Gram Negative o Enteric o Respiratory Flex

•	Europe Distribution
•	Asia / Pacific

o Hitachi High Technologies

22

NANOSPHERE COMPANY OVERVIEW

Technology Targets Multiple Applications

Diag es

DNA

1) Multiplexed nucleic acid panels Gold nanoparticle • Infectious diseases

RNA

•	Human genetics, personalized medicine
•	Security/defense

Proteins 2) High sensitivity and/or multiplexed protein • cTnI, PSA

•	Rheumatoid arthritis

Significant

Potential • Allergies

3) Next gen diagnostics (combined NA+protein):

•	Infectious diseases (NxGen sepsis, C. diff)
•	Cancer (inflammation and immunity play critical roles in pathogenesis)

NANOSPHERE COMPANY OVERVIEW

LOW RISK MARGIN EXPANSION

85%

75%

65%

% 2015 margin drivers: Materials (mostly Profit reagents) Gross 55% Consumable mix

45%

2014 margin drivers: 35% Substrate & cavitation Labor reduction

25%

2013 2014 2015 2016 2017

Annual Test Sales Volume

Consumables GP% System Sales GP% Combined GP%

NANOSPHERE COMPANY OVERVIEW

EVIDENCE OF OUR BELIEF

•	Leverage in Customer Base
•	Expanding Menu
•	Best-in-Class Performance
•	Novel Flex™ tests designed to better compliment how healthcare is practiced
•	Differentiating Value in Protein
•	De-Risked for Technology/Regulatory/Reimbursement
•	Straightforward Cost Reduction Leverage
•	Focus on Execution and Delivering Results!